Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                      Due Period      12/31/2003
                                               Determination Date      1/21/2004
                                                Distribution Date      1/26/2004

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                          14,855,924.65
      All Liquidation Proceeds with respect to Principal                                                                610,629.25
      Recoveries on previously Liquidated Mortgages with respect to Principal                                               960.73
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     -------------

                        Principal Distribution Amount                                                                15,467,514.63

      Interest collected on Mortgage Loans                                                                            3,459,341.93
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                                  0.00
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   858,136.16
      Reimbursement of previous months Servicer Advances                                                              (541,250.10)
      Compensating Interest                                                                                               5,940.57
      Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     -------------

                        Interest Remittance Amount                                                                    3,782,168.56

      Amount not Required to be deposited                                                                                     0.00

                        Total available in the Certificate Account                                                   19,249,683.19

II    Distributions                                                             Per $ 1,000                              Amount
                                                                                -----------                          -------------
1.    Aggregate Class AF -1A Distribution                                        0.00000000                                   0.00

2.    Aggregate Class AF-1B Distribution                                         0.00000000                                   0.00

3.    Aggregate Class A-2 Distribution                                           0.00000000                                   0.00

4.    Aggregate Class A-3 Distribution                                          135.26715119                          9,277,973.90

5.    Aggregate Class A-4 Distribution                                           4.97500000                             249,695.25

6.    Aggregate Class A-5 Distribution                                           5.59166677                             174,515.92

7.    Aggregate Class A-6 Distribution                                           5.16666674                             244,176.67

8.    Aggregate Class A-7 Distribution                                          20.94342556                           4,712,270.75

9.    Aggregate Class MF-1 Distribution                                          5.47500000                             195,293.25

10    Aggregate Class MF-2 Distribution                                          5.88333333                             198,209.50

11.   Aggregate Class BF Distribution                                            6.21666654                             160,141.33

12.   Aggregate Class AV Distribution                                           18.51126809                           3,184,493.45

13.   Aggregate Class MV-1 Distribution                                          1.58552116                              21,356.97

14.   Aggregate Class MV-2 Distribution                                          2.05913235                              22,403.36

15.   Aggregate Class BV Distribution                                            2.61885399                              28,519.32

16.   Aggregate Class X-IO Distribution                                          0.00000000                             414,218.65

17.   Aggregate Class R Distribution                                                                                          0.00

18.   Aggregate Master Servicer Distribution                                                                            366,414.87
                                                                                                                     -------------

                                                Total Distributions =                                                19,249,683.19

III   Certificate Class Balances                                                 Factor %                               Amount
                                                                               ------------                         --------------
      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                         0.00000000%                                  0.00
                        (b)  Class AF-1B                                         0.00000000%                                  0.00
                        (c)  Class A-2                                           0.00000000%                                  0.00
                        (d)  Class A-3                                          81.89840241%                         56,174,114.21
                        (e)  Class A-4                                         100.00000000%                         50,190,000.00
                        (f)  Class A-5                                         100.00000000%                         31,210,000.00
                        (g)  Class A-6                                         100.00000000%                         47,260,000.00
                        (h)  Class A-7                                          39.11752477%                         88,014,430.74
                                                                                                                    --------------
                                                                                                                    272,848,544.95

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class MF-1                                        100.00000000%                         35,670,000.00
                        (b)  Class MF-2                                        100.00000000%                         33,690,000.00
                        (c)  Class BF                                          100.00000000%                         25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II Certificates:
                        (a)  Class AV                                           34.66891614%                         59,640,936.43

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                        (b)  Class MV-1                                        100.00000000%                         13,470,000.00
                        (c)  Class MV-2                                        100.00000000%                         10,880,000.00
                        (d)  Class BV                                          100.00000000%                         10,890,000.00
                                                                                                                    --------------
                                                                                                                     94,880,936.43

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                          No.                                Amount
                                                                                   --------                          -------------
            (a)  Stated principal collected                                                                             661,110.28
            (b)  Principal Prepayments                                                176                            14,194,814.37
            (c)  Liquidation Proceeds                                                                                   611,589.98
            (d)  Repurchased Mortgage Loans                                             0                                     0.00
            (e)  Substitution Adjustment related to Principal                                                                 0.00
            (f)  Recoveries on previously Liquidated Mortgages with
                 respect to Principal                                                                                         0.00
                                                                                                                     -------------
                                                Total Basic Principal                                                15,467,514.63

1(b). Subordination Increase Amount                                                                                     979,297.59
                                                                                                                     -------------
                                                Total Principal Distribution                                         16,446,812.22

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                                Per $ 1,000
                                                                                -----------
            1.  Class AF-1A                                                      0.00000000                                   0.00
            2.  Class AF-1B                                                      0.00000000                                   0.00
            3.  Class A-2                                                        0.00000000                                   0.00
            4.  Class A-3                                                       131.72504534                          9,035,020.86
            5.  Class A-4                                                        0.00000000                                   0.00
            6.  Class A-5                                                        0.00000000                                   0.00
            7.  Class A-6
                  (a) Class A-6 Lockout Percentage                                                     0.00%
                  (b)  Class A-6 Lockout Distribution Amount                     0.00000000                                   0.00
      7     8.  Class A-7                                                       19.11468129                           4,300,803.29

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
            1.  Class MF-1                                                       0.00000000                                   0.00
            2.  Class MF-2                                                       0.00000000                                   0.00
            3.  Class BF                                                         0.00000000                                   0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
            1.  Class AV                                                        18.08398576                           3,110,988.07

2(d). Class AV Principal Distribution Amount Group II Certificates:
            1.  Class MV-1                                                       0.00000000                                   0.00
            2.  Class MV-2                                                       0.00000000                                   0.00
            3.  Class BV                                                         0.00000000                                   0.00

2(e) Class M Applied Realized Loss for Group I Certificates:
            1.  Class MF-1                                                       0.00000000                                   0.00
            2.  Class MF-2                                                       0.00000000                                   0.00
            3.  Class BF                                                         0.00000000                                   0.00

2(f) Class B Applied Realized Loss for Group II Certificates:
            1.  Class MV-1                                                       0.00000000                                   0.00
            2.  Class MV-2                                                       0.00000000                                   0.00
            3.  Class BV                                                         0.00000000                                   0.00

                                                                                  Factor %                              Amount
                                                                                ------------                        --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:
            (a) Class AF-1A                                                      0.00000000%                                  0.00
            (b) Class AF-1B                                                      0.00000000%                                  0.00
            (c) Class A-2                                                        0.00000000%                                  0.00
            (d) Class A-3                                                       68.72589787%                         47,139,093.35
            (e) Class A-4                                                      100.00000000%                         50,190,000.00
            (f) Class A-5                                                      100.00000000%                         31,210,000.00
            (g) Class A-6                                                      100.00000000%                         47,260,000.00
            (h) Class A-7                                                       37.20605664%                         83,713,627.45
                                                                                                                    --------------
                                                                                                                    259,512,720.80

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report
      Group I Certificates:
            (a) Class MF-1                                                     100.00000000%                         35,670,000.00
            (b) Class MF-2                                                     100.00000000%                         33,690,000.00
            (c) Class BF                                                       100.00000000%                         25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
            (a) Class AV                                                        32.86051756%                         56,529,948.36

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:
            (b) Class MV-1                                                     100.00000000%                         13,470,000.00
            (c) Class MV-2                                                     100.00000000%                         10,880,000.00
            (d) Class BV                                                       100.00000000%                         10,890,000.00
                                                                                                                    --------------
                                                                                                                     91,769,948.36

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b) Fixed Rate Certificates applicable Pass-Through Rate
                         1. Class AF-1A                                             1.28125%
                         2. Class AF-1B                                             3.48300%
                         3. Class A-2                                               4.57000%
                         4. Class A-3                                               5.19000%
                         5. Class A-4                                               5.97000%
                         6. Class A-5                                               6.71000%
                         7. Class A-6                                               6.20000%
                         8. Class A-7                                               5.61000%
                         9. Class MF-1                                              6.57000%
                        10. Class MF-2                                              7.06000%
                        11. Class BF                                                7.46000%

      Variable Rate Certificates

            (b) LIBOR Rate 1.14125%
                        1. Class AV                                                 1.43125%
                        2. Class MV-1                                               1.84125%
                        3. Class MV-2                                               2.39125%
                        4. Class BV                                                 3.04125%

      INTEREST REMITTANCE AMOUNT
         1.  Interest collected on Mortgage Loans                              3,459,341.93
         2.  Interest advanced on Mortgage Loans                                 316,886.06
         3.  Compensating Interest on Mortgage Loans                               5,940.57
         4.  Substitution Adjustment interest                                          0.00
         5.  Purchase Price interest on repurchased accounts                           0.00
         6.  Liquidation Proceeds interest portion                                     0.00
         7.  Recoveries on previously Liquidated Mortgages with
             respect to Interest                                                       0.00
                     TOTAL INTEREST REMITTANCE AMOUNT                                                                 3,782,168.56

      Current Interest Requirement

                         1. Class AF-1A  @ applicable Pass-Through Rate                                                       0.00
                         2. Class AF-1B @ applicable Pass-Through Rate                                                        0.00
                         3. Class A-2 @ applicable Pass-Through Rate                                                          0.00
                         4. Class A-3 @ applicable Pass-Through Rate                                                    242,953.04
                         5. Class A-4 @ applicable Pass-Through Rate                                                    249,695.25
                         6. Class A-5 @ applicable Pass-Through Rate                                                    174,515.92
                         7. Class A-6 @ applicable Pass-Through Rate                                                    244,176.67
                         8. Class A-7 @ applicable Pass-Through Rate                                                    411,467.46
                         9. Class MF-1 @ applicable Pass-Through Rate                                                   195,293.25
                        10. Class MF-2 @ applicable Pass-Through Rate                                                   198,209.50
                        11. Class BF @ applicable Pass-Through Rate                                                     160,141.33
                        12. Class AV @ applicable Pass-Through Rate                                                      73,505.38
                        13. Class MV-1 @ applicable Pass-Through Rate                                                    21,356.97
                        14. Class MV-2 @ applicable Pass-Through Rate                                                    22,403.36
                        15. Class BV  @ applicable Pass-Through Rate                                                     28,519.32


      Interest Carry Forward Amount

                         1. Class AF-1A                                                0.00
                         2. Class AF-1B                                                0.00
                         3. Class A-2                                                  0.00
                         4. Class A-3                                                  0.00
                         5. Class A-4                                                  0.00
                         6. Class A-5                                                  0.00
                         7. Class A-6                                                  0.00
                         8. Class A-7                                                  0.00
                         9. Class MF-1                                                 0.00
                        10. Class MF-2                                                 0.00
                        11. Class BF                                                   0.00
                        12. Class AV                                                   0.00
                        13. Class MV-1                                                 0.00
                        14. Class MV-2                                                 0.00
                        15. Class BV                                                   0.00
                        16. Class X-IO                                                 0.00

      Certificates Interest Distribution Amount

                                                                                Per $ 1,000
                                                                                -----------
                         1. Class AF-1A                                          0.00000000                                   0.00
                         2. Class AF-1B                                          0.00000000                                   0.00
                         3. Class A-2                                            0.00000000                                   0.00
                         4. Class A-3                                            3.54210585                             242,953.04
                         5. Class A-4                                            4.97500000                             249,695.25
                         6. Class A-5                                            5.59166677                             174,515.92
                         7. Class A-6                                            5.16666674                             244,176.67
                         8. Class A-7                                            1.82874427                             411,467.46
                         9. Class MF-1                                           5.47500000                             195,293.25
                        10. Class MF-2                                           5.88333333                             198,209.50
                        11. Class BF                                             6.21666654                             160,141.33
                        12. Class AV                                             0.42728233                              73,505.38
                        13. Class MV-1                                           1.58552116                              21,356.97
                        14. Class MV-2                                           2.05913235                              22,403.36
                        15. Class BV                                             2.61885399                              28,519.32
                                                                                                                      ------------
                                                                                                                      2,022,237.45

VI    Credit Enhancement Information

                                                                                    Group I           Group II               Total

            (a) Senior Enhancement Percentage                                         29.58%             43.18%              72.75%

            (b) Overcollateralization Amount:
                        1.  Opening Overcollateralization Amount              12,683,784.02       7,461,499.72       20,145,283.74
                        2.  Ending Overcollateralization Amount               12,683,784.02       7,461,499.72       20,145,283.74
                        3.  Targeted Overcollateralization Amount             12,683,784.02       7,461,499.72       20,145,283.74
                        4.  Subordination Deficiency                                   0.00               0.00                0.00
                        5.  Overcollateralization Release Amount                       0.00               0.00                0.00

VII   Trigger Information
         1. (a) 60+ Delinquency  Percentage                                           12.97%             16.76%
            (b) Delinquency Event in effect
                (Group I > 50% or Group II > 40% of Sr. Enhacement)?                     NO                 NO

         2. (a) Cumulative Loss Percentage                                             0.76%              0.52%
            (b) Applicable Loss Percentage for current Distribution                    2.25%              3.25%
            (c) Cumulative Loss Trigger Event in effect                                  NO                 NO

VIII  Pool Information                                                                 No.                              Amount
                                                                                      -----                         --------------
            (a) Closing Mortgage Loan Principal Balance:
                    1.  Fixed Rate                                                    5,586                         367,316,504.82
                    2.  Adjustable Rate                                               1,127                          99,231,448.08

                           Total Closing Mortgage Loan Principal Balance:             6,713                         466,547,952.90

            (b)  Balloon Mortgage Loans
                    1.  Fixed Rate                                                      306                          20,163,551.89
                    2.  Adjustable Rate                                                   0                                   0.00

                           Total Balloon Mortgage Loans:                                306                          20,163,551.89

            (c) Weighted Average Mortgage Rate:
                    1.  Fixed Rate                                                                                           9.887%
                    2.  Adjustable Rate                                                                                      8.616%

                           Total  Weighted Average Mortgage Rate                                                             9.617%

            (d) Weighted Average Net Mortgage Rate:
                    1.  Fixed Rate                                                                                           9.379%
                    2.  Adjustable Rate                                                                                      8.183%

            (e) Weighted Average Remaining Maturity:
                    1.  Fixed Rate                                                                                          266.19
                    2.  Adjustable Rate                                                                                     321.92

            (f) Weighted Average Original Maturity:
                    1.  Fixed Rate                                                                                          313.69
                    2.  Adjustable Rate                                                                                     358.61

IX    Delinquency Information                                                           No.                %             Amount
                                                                                     ---------------------------------------------

      A.  Fixed Rate Mortgage Loans:
            (a) Delinquent Contracts:
                    1.  31 - 59 Day Accounts                                            409               7.28%      26,742,456.37
                    2.  60 - 89 Day Accounts                                            133               2.43%       8,919,654.06
                    3.  90+  Day Accounts                                               395               7.60%      27,919,663.70

            (b) Mortgage Loans - In Foreclosure                                          78               5.39%      19,790,300.84
            (c) REO Property Accounts                                                    80               3.57%      13,110,901.43

      B.  Adjustable Rate Mortgage Loans:
            (a) Delinquent Contracts:
                    1.  31 - 59 Day Accounts                                            105               9.00%       8,931,812.26
                    2.  60 - 89 Day Accounts                                             39               3.44%       3,418,052.17
                    3.  90+  Day Accounts                                               107               9.60%       9,528,926.00
            (b) Mortgage Loans - In Foreclosure                                          77               6.93%       6,872,763.84
            (c) REO Property Accounts                                                    46               3.98%       3,947,501.14

      C.  Total For All Mortgage Loans
            (a) Delinquent Contracts:
                    1.  31 - 59 Day Accounts                                            514               7.65%      35,674,268.63
                    2.  60 - 89 Day Accounts                                            172               2.64%      12,337,706.23
                    3.  90+  Day Accounts                                               502               8.03%      37,448,589.70

            (b)  Mortgage Loans - In Foreclosure                                        355               5.71%      26,663,064.68
            (c)  REO Property Accounts                                                  226               3.66%      17,058,402.57

X     Realized Losses                                                                  No.                               Amount
                                                                                      -----                          -------------
         1. (a) Gross Realized Losses during the period                                  28                           1,590,887.57

            (b) Realized Losses during the period
                    1.  Group I                                                                                         836,522.58
                    2.  Group II                                                                                        142,775.01
                                                                                                                     -------------

                              Total                                                                                     979,297.59

            (c) Cumulative Gross Realized Losses                                        182                          14,828,756.55

            (d) Cumulative Realized Losses
                    1.  Group I                                                                                       6,022,476.03
                    2.  Group II                                                                                      1,080,144.89

                        Total                                                                                         7,102,620.92

            (e) Cumulative Applied Realized Losses

                           i. Class B-4                                                                                       0.00
                          ii. Class B-3                                                                                       0.00
                         iii. Class B-2                                                                                       0.00
                          iv. Class B-1                                                                                       0.00
                           v. Class M-2                                                                                       0.00
                          vi. Class M-1                                                                                       0.00

XI    Miscellaneous Information

         1. (a) Monthly Master Servicer Fee

                           i.  Monthly Servicing Fee                                                                    201,247.82
                          ii.  Mortgage Fees                                                                            159,381.91
                         iii.  Mortgage Insurance Premium Reimbursement                                                   5,785.14
                          iv.  Certificate Account Investment Earnings                                                        0.00

            (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                     0.00

            (c) Total Master Servicing Fees paid with this distribution                                                 366,414.87

            (d) Amount of unpaid Master Servicing Fees as of this distribution                                                0.00

         2. (a) Opening Master Servicer Advance Balance                                                              12,481,244.53

            (b) Current Advance (exclusive of Compensating Interest)                                                    858,136.16

            (c) Reimbursement of prior Master Servicer Advances                                                        (541,250.10)
                                                                                                                     -------------

            (d) Ending Master Servicer Advance Balance                                                               12,798,130.59

         3. Current period Compensating Interest                                                                          5,940.57

         4. (a) Stepdown Date in effect?                                                              NO